                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 1998

                         ARTERIAL VASCULAR ENGINEERING
             (Exact name of registrant as specified in its charter)

                                    0-27802
                                 -------------
                            (Commission File Number)

           DELAWARE                                             94-3144218
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                            identification no.)

                    3576 Unocal Place, Santa Rosa, CA 95403
                    (Address of principal executive offices)
                                   (zip code)

                                 (707) 525-0111
              (Registrant's telephone number, including area code)


Item 5.  Other Items

     In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share. Statement 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company adopted Statement 128 for its fiscal quarter ended December 31, 1997, and all earnings per share amounts for all included periods were presented, and where necessary, restated to conform to the Statement 128 requirements in its Form 10-Q for such fiscal quarter.

     In connection with the Company's adoption of FAS 128, the Company is restating certain earnings per share information previously presented in the Company's Securities Exchange Act filings. This Form 8-K restates all previously reported earnings per share amounts in the Company's fiscal 1997 Form 10-K and its Form 10-Q filings for the quarter ended September 30, 1997.

     The following table of contents cross references the attached sub-items to the respective 10-K and 10-Q filings:

Sub-item                    Description                                Reference to 10-K
--------                    -----------                                -----------------

   1.          Selected Financial Data                      Form 10-K, Item 6

   2.          Summary of Significant Accounting            Form 10-K, Note 2 to Consolidated
               Policies - Earnings (loss) per Share         Financial Statements and E

   3.          Pro Forma Disclosures (SFAS No. 123)         Form 10-K, Note 10 to Consolidated
                                                            Financial Statements

   4.          Quarterly Financial Data                     Form 10-K, Note 15 to Consolidated
                                                            Financial Statements unaudited disclosure

   5.          Earnings Per Share - Quarterly               Replaces Exhibit 11 for quarter ended
                                                            September 30, 1997

1.   Selected Financial Data

                                                                     FISCAL YEAR ENDED JUNE 30,
                                                       -----------------------------------------------------
                                                         1997        1996       1995       1994       1993
                                                         ----        ----       ----       ----       ----
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Net sales ..........................................   $79,420     $55,228     $17,141    $ 2,897    $    15
Cost of sales ......................................    16,217      10,565       4,515      1,631          5
                                                       -------     -------     -------    -------    -------
Gross profit .......................................    63,203      44,663      12,626      1,266         10

Operating expenses:
  Research and development .........................    11,422       6,480         987        594        398
  Selling, general and administrative ..............    22,510       8,437       1,807        870        973
  Settlement costs .................................        --          --         425        358         --
                                                       -------     -------     -------    -------    -------

Operating income (loss) ............................    29,271      29,746       9,407       (556)    (1,361)
Interest and other income ..........................     4,190       1,460         237         21        549
                                                       -------     -------     -------    -------    -------
Income (loss) before provision for income taxes ....    33,461      31,206       9,644       (535)      (812)
Provision for income taxes .........................    11,711      10,766       3,004          3          2
                                                       -------     -------     -------    -------    -------
Net income (loss) ..................................   $21,750     $20,440     $ 6,640    $  (538)   $  (814)
                                                       =======     =======     =======    =======    =======

Net income (loss) per share - basic ................   $  0.37     $  0.44     $  0.18    $ (0.02)   $ (0.02)
Net income (loss) per share - diluted ..............   $  0.34     $  0.36     $  0.13    $ (0.02)   $ (0.02)
Shares used in per share calculation - basic .......    58,447      46,926      36,081     35,317     32,827
Shares used in per share calculation - diluted .....    63,289      56,617      49,300     35,317     32,827

                                                                              JUNE 30,
                                                       -----------------------------------------------------
                                                         1997        1996       1995       1994       1993
                                                         ----        ----       ----       ----       ----
                                                                           (IN THOUSANDS)
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents ..........................   $ 25,036    $ 59,238    $ 2,533    $ 1,882    $    82
Working capital ....................................    114,486     106,925      4,413        415        161
Total assets .......................................    147,979     122,157     13,089      3,086        706
Retained earnings (accumulated deficit) ............     46,902      25,152      4,712     (1,928)    (1,390)
Total stockholders' equity .........................    138,200     116,571      8,129      1,004        607

2.   Summary of Significant Accounting Policies

     Net income (Loss) Per Share

     In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share. Statement 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. All earnings per share amounts for all included periods have been presented, and where necessary, restated to conform to the Statement 128 requirements.

     The following table sets forth the computation of basic and diluted earnings per share for the fiscal years ended June 30, 1997, 1996 and 1995 (in thousands except per share amounts):



                                                     Fiscal Year Ended June 30,
                                                  --------------------------------
                                                    1997         1996       1995
                                                  --------     --------   --------

Net income................................        $21,750     $ 20,440     $ 6,640
                                                  =======     ========     =======
Weighted average common shares
  outstanding.............................         58,447       46,926      36,081
Effect of dilutive securities:
  Employee stock options..................          1,395        4,582      11,304
  Other dilutive securities...............          3,447        5,109       1,915
                                                  -------     --------     -------
Denominator for diluted net income per share
Weighted average common shares and
  dilutive securities outstanding.........         63,289       56,617      49,300
                                                  =======     ========     =======
  Net income per share - basic............        $  0.37     $   0.44     $  0.18
                                                  =======     ========     =======
  Net income per share - diluted..........        $  0.34     $   0.36     $  0.13
                                                  =======     ========     =======

3.   Pro Forma Disclosures (SFAS No. 123)

     The Company has elected to continue to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees (APB 25)" and related interpretations in accounting for its employee stock options because the alternative fair value accounting prescribed under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation (SFAS
123)" requires the use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, no compensation expense is recognized because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant.

     Pro forma information regarding net income and net income per share has been determined as if the Company had accounted for its employee stock options granted subsequent to June 30, 1995 under the fair value method prescribed by SFAS 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 1997 and 1996: Expected dividend yield of 0%, expected stock price volatility of 55% (0% in the period prior to the Company's initial public offering), risk free interest rates ranging from 3.50 percent to 7.75 percent, and the expected life of options of 4 years.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no investing restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows (in thousands, except per share data):

                                                           YEAR ENDED JUNE 30,
                                                           -------------------
                                                             1997       1996
                                                           -------    -------
     Net income--as reported ............................  $21,750    $20,440
     Net income--pro forma ..............................  $20,698    $20,424
     Net income per share--as reported (Basic) ..........  $  0.37    $  0.44
     Net income per share--as reported (Diluted) ........  $  0.34    $  0.36
     Net income per share--pro forma (Basic) ............  $  0.35    $  0.44
     Net income per share--pro forma (Diluted) ..........  $  0.33    $  0.36

     The weighted average fair value of options granted in the year ended June 30, 1997 and 1996 was $5.48 and $3.55 per share respectively.

     The pro forma effect on net income for 1997 is not representative of the pro forma effect on net income in future years because it does not take into consideration pro forma compensation expense related to grants made prior to 1996 and the compensation expense that will be recognized in future years as the graded vesting periods become exercisable.

4. Quarterly Financial Data (unaudited, in thousands except per share data)

                         First       Second      Third       Fourth
                        Quarter      Quarter     Quarter     Quarter     Fiscal Year
                        -------      -------     -------     -------     -----------
Net sales
  1997................. $18,568      $18,228     $20,402     $22,222       $79,420
  1996.................  10,572       11,142      15,589      17,926        55,228
Gross profit
  1997.................  15,657       14,495      15,806      17,245        63,203
  1996.................   8,081        8,715      12,693      15,174        44,663
Net income
  1997.................   7,765        4,606       4,633       4,746        21,750
  1996.................   4,756        4,871       3,101       7,712        20,440
Net income per share
  1997--Basic..........    0.13         0.08        0.08        0.08          0.37
      --Diluted........    0.12         0.07        0.07        0.07          0.34
  1996--Basic..........    0.13         0.11        0.06        0.14          0.44
      --Diluted........    0.09         0.09        0.06        0.12          0.36

5.   Net income per Share - Quarterly

     The following tables set forth the computation of basic and diluted net income per share under SFAS 128 for the quarters ended September 30, 1997 and 1996 (in thousands except per share data):

                                                            Three Months Ended
                                                              September 30,
                                                            -------------------
                                                            1997           1996
                                                            ----           ----

Numerator:
  Net income............................................... $ 5,710        $ 7,764
                                                            =======        =======
Denominator:
  Denominator for basic net income per share -
  Weighted average common shares outstanding...............  59,626         57,711

  Effect of dilutive securities:
    Employee stock options.................................   2,345          1,540
    Other dilutive securities..............................   2,503          4,013
                                                            -------        -------
  Denominator for diluted net income per share -
  Weighted average common shares and
    dilutive securities outstanding........................  64,474         63,264
                                                            =======        =======

Net income per share - basic............................... $  0.10        $  0.13
                                                            =======        =======

Net income per share - diluted............................. $  0.09        $  0.12
                                                            =======        =======

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Arterial Vascular Engineering Inc.
                                        (Registrant)



Dated: May 20, 1998                     By: /s/ JOHN D. MILLER
       ----------------                     ------------------------------------
                                        John D. Miller
                                        Chief Financial Officer, Treasurer and
                                        Director

                               INDEX TO EXHIBITS


Exhibit
Number                            Description
-------                           -----------

 27.1            Restated Financial Data Schedule for Year ended
                 June 30, 1996

 27.2            Restated Financial Data Schedule for Quarter ended
                 September 30, 1996

 27.3            Restated Financial Data Schedule for Quarter ended
                 December 31, 1996

 27.4            Restated Financial Data Schedule for Quarter ended
                 March 31, 1997

 27.5            Restated Financial Data Schedule for Year ended
                 June 30, 1997

 27.6            Restated Financial Data Schedule for Quarter ended
                 September 30, 1997